The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

GQG Partners Global Quality Dividend Income Fund

(the “Funds”)

Supplement dated January 24, 2024 to:

•	the Funds’ Summary Prospectuses, each dated August 1, 2023 (together, the “Summary Prospectuses”); and
•	the Funds’ Prospectus dated August 1, 2023 (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus, and should be read in conjunction with the Summary Prospectuses and Prospectus.

Effective immediately, Mr. Siddharth Jain is a Deputy Portfolio Manager of each Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy will continue to serve as portfolio managers for the Funds. Accordingly, effective immediately, the Summary Prospectuses and Prospectus are hereby amended and supplemented as follows:

1.	The “Portfolio Managers” section of the Summary Prospectus for each Fund, and the corresponding sections of the Prospectus, are hereby supplemented with the following:

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has served as Deputy Portfolio Manager of the Fund since January 2024.

2.	The first paragraph under the “Portfolio Managers” section of the Prospectus appearing on page 88 is hereby deleted and replaced with the following:

GQG’s Portfolio Managers are responsible for the day-to-day management of the Funds under normal circumstances, with the Deputy Portfolio Manager providing support for all aspects of security selection, portfolio construction and risk management with respect to the Funds. Investment decisions are typically made collaboratively by the Portfolio Managers, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally on any investment decision-making.

3.	The following is hereby added as a new penultimate paragraph under the “Portfolio Managers” section of the Prospectus appearing on page 88:

Siddharth Jain, Investment Analyst at the Adviser, serves as a Deputy Portfolio Manager of each Fund. Prior to joining the Adviser in 2021, Mr. Jain was at Warburg Pincus, where he served most recently as a private equity associate in their industrial and business services group. Mr. Jain began his career as an investment banking analyst with the mergers and acquisitions group at PJT Partners in 2018. Mr. Jain earned his BA in Economics from the University of Chicago.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GQG-SK-016-0100